PRINCIPAL INVESTORS FUND, INC.

                    HIGH QUALITY INTERMEDIATE-TERM BOND FUND


 This Prospectus describes a mutual fund organized by Principal Life Insurance
  Company/(R) / ("Principal Life"). The Sub-Advisor for the Fund is Principal
                      Global Investors, LLC ("Principal").


                 The date of this Prospectus is March 1, 2005.
As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

The Fund offers multiple classes of its shares. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation. Not all Classes of the Fund are offered in every state. Please check with your financial advisor or our home office for state availability.

.. Advisors Select, Advisors Signature, Advisors Preferred, Preferred and Select class shares are available to an employer's sponsored plan(s). Such plans may impose fees in addition to those charged by the Funds.
.. Institutional class shares are available to eligible purchasers limited to:
  . separate accounts of Principal Life;
  . Principal Life or any of its subsidiaries or affiliates;
  . Funds distributed by Princor Financial Services Corporation ("Princor") if the Fund seeks to achieve its investment objective by investing primarily in shares of mutual funds;
  . the State of Iowa Section 529 College Savings Plan Trust;
  . clients of Principal Global Investors, LLC.;
  . wrap programs sponsored by Princor;
  . certain pension plans; and
  . certain institutional clients that have been approved by Principal Life
    Insurance Company for purposes of providing plan record keeping.
.. Class J shares are currently available only to individuals (and his/her spouse) who receive lump sum distributions from terminating retirement or employee welfare benefit plans or contracts sponsored by Principal Life and to customers of Principal Connection (a distribution channel used to directly market certain products and services of the companies of the Principal Financial Group). Class J shares are only available through registered representatives of:
  . Princor who are also sales counselors of Principal Connection;
  . Princor selling Class J shares as a result of certain plan or contract terminations;
  . selected broker/dealers selling Class J shares in conjunction with the
    Principal Income IRA; and
  . registered representatives of Princor and of selected broker/dealers selling
    Class J shares in conjunction with payroll deduction plans.

In the description for the Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included in the Fund's description. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of:
.. a broad based securities market index (an index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

To obtain additional performance information for the Fund, contact us at www.principal.com or call 1-800-243-4123. Remember that a Fund's past performance is not an indication of how the Fund will perform in the future.


FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HIGH QUALITY INTERMEDIATE-TERM BOND FUND
The Fund seeks to provide current income.

MAIN STRATEGIES
The Fund invests primarily in intermediate term fixed-income securities rated A or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Fund considers the term "bond" to mean any debt security. Under normal circumstances, the Fund invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top three categories by S&P or Moody's or, if not rated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund's assets may be invested in:
.. common stock and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the three highest grades of S&P or Moody's but not lower than BBB- (S&P) or BAA3 (Moody's) (i.e. less than investment grade). Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

MAIN RISKS
As with any security, the securities in which the Fund invests have associated risks. These include risks of:


MUNICIPAL SECURITIES . Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of the Fund. General conditions in the financial markets and the size of a particular offering may also negatively affect the returns of a municipal security.



PORTFOLIO DURATION . The average portfolio duration of the Fund normally varies within a three- to six-year time frame based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.

CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS)



U.S. GOVERNMENT SPONSORED SECURITIES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance.The portfolio turnover rate for the Fund for the twelve month period ended October 31, 2004 was 152.5%.


As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid,

the investor will lose money.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

     --------------------------------------------------
The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR
LOGO

2001    6.62%
2002    9.07
2003    2.92
2004    3.60


                                           The Fund's Advisors Select
                                           Class highest/ lowest
                                           quarterly returns during
                                           this time period were:
                                           HIGHEST: Q3 '014.52%
                                           LOWEST : Q2 '04-2.33%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004.

                                                                      LIFE OF
                                 PAST 1      PAST 5      PAST 10       FUND*
                                  YEAR       YEARS        YEARS
ADVISORS SIGNATURE CLASS....       N/A         N/A         N/A      0.20
ADVISORS SELECT CLASS.......      3.60         N/A         N/A      5.76
ADVISORS PREFERRED CLASS....      3.78         N/A         N/A      5.96
SELECT CLASS................      3.98         N/A         N/A      6.16
PREFERRED CLASS.............      3.99         N/A         N/A      6.29
INSTITUTIONAL CLASS.........      4.33         N/A         N/A      6.00
CLASS J (BEFORE TAXES)......      2.44         N/A         N/A      4.94
(AFTER TAXES ON
DISTRIBUTIONS)..............      1.33         N/A         N/A      3.34
(AFTER TAXES ON DISTRIBUTIONS
AND SALE OF SHARES).........      1.65         N/A         N/A      3.26
Lehman Brothers Aggregate
Bond Index..................      4.34        7.71        7.72
Morningstar Intermediate-Term
Bond Category...............      3.81        6.83        6.92
 Index performance does not reflect deductions for fees, expenses or taxes.
*The SEC effective date for the Advisors Signature Class was September 27,
 2004. The SEC effective date for the Institutional Class and Class J was
 March 1, 2001. The SEC effective date for the other classes was December 6,
 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                 ADVISORS   ADVISORS  ADVISORS
                                 SIGNATURE   SELECT   PREFERRED   SELECT
                                   CLASS     CLASS      CLASS     CLASS
 Management Fees......             0.40%     0.40%      0.40%     0.40%
 12b-1 Fees...........             0.35      0.30       0.25      0.10
 Other Expenses*......             0.56      0.49       0.36      0.31
                                   ----      ----       ----      ----
  TOTAL FUND OPERATING EXPENSES    1.31%     1.19%      1.01%     0.81%
 * Other Expenses which include:
   Service Fee........             0.25%     0.25%      0.17%     0.15%
   Administrative Service Fee.     0.28%     0.20%      0.15%     0.13%


                                 PREFERRED  INSTITUTIONAL   CLASS
                                   CLASS        CLASS         J
 Management Fees......             0.40%        0.40%       0.40%
 12b-1 Fees...........              N/A          N/A        0.50
 Other Expenses*......             0.30         0.03        0.40
                                   ----         ----        ----
  TOTAL FUND OPERATING EXPENSES    0.70%        0.43%       1.30%
 * Other Expenses which include:
   Service Fee........             0.15%         N/A         N/A
   Administrative Service Fee.     0.11%         N/A         N/A


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------
                                         1        3        5         10
 ADVISORS SIGNATURE
 CLASS                              $133     $415     $718     $1,579
 ADVISORS SELECT CLASS               121      378      654      1,443
 ADVISORS PREFERRED
 CLASS                               103      322      558      1,236
 SELECT CLASS                         83      259      450      1,002
 PREFERRED CLASS                      72      224      390        871
 INSTITUTIONAL CLASS                  44      138      241        542

                              NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------
                IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 --------------------------------------------------------------------------------------
                1        3        5         10            1       3       5          10
 CLASS J   $236     $412     $713     $1,568          $132    $412    $713     $1,568

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUND
The Advisors Select, Advisors Signature, Advisors Preferred, Institutional, Preferred and Select class shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

Class J shares are sold without a front-end sales charge but if you sell your Class J shares within 18 months of purchase, a contingent deferred sales charge
(CDSC) may be imposed on the shares sold.
.. The CDSC, if any, is determined by multiplying by 1.00% the lesser of the market value at the time of redemption or the initial purchase price of the shares sold. The CDSC is not imposed on shares:
  . that were purchased pursuant to the Small Amount Force Out program (SAFO);
  . redeemed due to a shareholder's death or disability (as defined in the
    Internal Revenue Code);
  . redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;
  . sold using a periodic withdrawal plan (up to 10% of the value of the shares
    (as of the last business day of December of the prior year) subject to a CDSC without paying the CDSC); or
  . that were purchased through the Principal Income IRA; or . that were purchased through Principal Passage.
.. A redemption fee of 1.00% is charged on redemptions of $30,000 or more if the shares were purchased within 30 days of the redemption. The fee does not apply to redemptions made: through a periodic withdrawal plan; due to a shareholder's death or disability (as defined in the Internal Revenue Code); or to satisfy minimum distribution rules imposed by the Internal Revenue Code. The fee is calculated as a percentage of market value of the shares redeemed at the time of the shares are redemption.
.. An exchange fee of 1.00% is charged on exchanges of $30,000 or more among the Principal Investor Funds if the shares were purchased within 30 days of the exchange. The fee is calculated as a percentage of market value of the shares exchanged at the time of the exchange.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Fund.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, Class J and each of the Select, Advisors Select. Advisors Signature, Advisors Preferred classes of the Fund pays a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers. Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders. (Advisors Select, Advisors Signature, Advisors Preferred, Preferred and Select classes only)

.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares. (Advisors Select, Advisors Signature, Advisors Preferred, Preferred and Select classes only)
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
To the extent permitted by its investment objectives and policies, the Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
To the extent permitted by its investment objectives and policies, the Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements to the extent permitted by its investment objectives and policies. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

INITIAL PUBLIC OFFERINGS ("IPOS")
To the extent permitted by its investment objectives and policies, the Fund may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a Fund's assets base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

HIGH YIELD SECURITIES
The Fund may invest in debt securities (but not as a principal investment strategy) rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Fund treats convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Fund may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES
The Fund may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations but not as a principal investment strategy. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.


TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. Turnover rates for the Fund may be found in the Fund's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2004 the mutual funds it manages had assets of approximately $16.6 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-2080.

Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.


ADVISORS SELECT, ADVISORS SIGNATURE, ADVISORS PREFERRED, PREFERRED AND SELECT

CLASSES ONLY . The Fund and the Manager have also entered into a Services Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares.


THE SUB-ADVISOR
The Manager has signed a contract with the Sub-Advisor under which, Principal agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, Principal is paid a fee by the Manager.

Principal is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. As of December 31, 2004, Principal, together with its affiliated asset management companies, had approximately $137.8 billion in asset under management. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.


Day-to-day portfolio management of the Fund is performed by:


WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for Principal. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a co-portfolio manager at Principal with responsibility for the U.S. multi-sector product with focus on the management of U.S. credit instruments. His prior responsibilities with the firm include portfolio management for multiple asset class portfolios, product development and fixed income credit analyst duties. He joined Principal in 1990. In 1996, Mr. Warrick joined ReliaStar Investment Research, Inc. and was responsible for multiple asset classes, including corporate bonds and leveraged bank loans. He rejoined Principal in 1998 as a portfolio manager. He received an MBA in Finance from Drake University and a Bachelor's degree in Accounting and Economics from Simpson College. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).

FEES PAID TO THE MANAGER
The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by the Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2004 was 0.40%.

PRICING OF FUND SHARES

The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.

The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.

PURCHASE, REDEMPTION AND EXCHANGE OF FUND SHARES


     --------------------------------------------------
ADVISORS SELECT, ADVISORS SIGNATURE, ADVISORS PREFERRED, PREFERRED AND SELECT CLASS SHARES

PURCHASE OF FUND SHARES
Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

REDEMPTION (SALE) OF FUND SHARES
Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


EXCHANGE OF FUND SHARES
An exchange between funds is a sale of shares in one fund and purchase of shares of another fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.


MINIMUM ACCOUNT BALANCE
The Fund has set the minimum for the Advisors Select, Advisors Signature, Advisors Preferred, Preferred and Select class shares at $2.5 million. The Fund reserves the right to redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

     --------------------------------------------------
INSTITUTIONAL CLASS SHARE

PURCHASE OF FUND SHARES
There is no sales charge on Institutional class shares of the Fund. There are no restrictions on amounts to be invested in the Institutional class shares of the Fund.

The Fund may reject or cancel any purchase orders for any reason.


REDEMPTION (SALE) OF FUND SHARES
You may redeem shares of the Fund any day the NYSE is open. There is no charge for the redemption. Shares are redeemed at the NAV per share next computed after the request is received by the Fund in proper and complete form.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law

EXCHANGE OF FUND SHARES
Shares in the Fund may be exchanged, without charge, for Institutional class shares of any other Principal Investors Fund. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to review or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of such action will be given to the extent required by law.

     --------------------------------------------------
CLASS J SHARES

PURCHASE OF FUND SHARES
Fill out the Principal Investors Fund (or the IRA, SEP or SIMPLE) application completely. You must include:
.. the name you want to appear on the account;
.. the amount of the investment;
.. your Social Security number; and
.. other required information.

Class J shares of the Fund require a minimum initial investment of $1,000. Subsequent investment minimums are $100. However, if your subsequent investments are made using an Automatic Investment Plan, the investment minimum is $50.


NOTES:

.. The Funds may reject or cancel any purchase orders for any reason. For example, the Fund does not permit market timing because short-term or other excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders from market timers or investors that, in the Manager's opinion, may be disruptive to the Fund. For these purposes, the Manager may consider an investor's trading history in the Fund or other Funds sponsored by Principal Life and accounts under common ownership or control.
.. The minimum investment applies on a Fund level, not on the total investment being made.

In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):
.. on a day that the New York Stock Exchange (NYSE) is open; and .. prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Invest by mail
--------------
.. Send a check and completed application to:
   Principal Investors Fund
   P. O. Box 10423
   Des Moines Iowa 50306-9780
.. Make your check payable to Principal Investors Fund.
.. Your purchase will be priced at the next share price calculated after Principal Investors Fund receives your paperwork, completed in a manner acceptable to us. Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.
.. When you purchase shares by check, you authorize us to process your purchase electronically. If your check is processed electronically, you checking account may be debited on the same day we receive the check and it will not be returned with your checking account statement.

Order by telephone (not available for qualified accounts)
---------------------------------------------------------
.. Call us between 7:00 A.M. and 7:00 P.M. Central Time on any day that the NYSE is open.
.. We must receive your payment for the order within three business days (or the order will be canceled and you may be liable for any loss).
.. For new accounts, you also need to send a completed application.

Wire money from your bank
-------------------------
.. Call Principal Investors Fund for an account number and wiring instructions. .. Give the number and instructions to your bank (which may charge a wire fee). .. No wires are accepted on days when the NYSE is closed or when the Federal
  Reserve is closed (because the bank that would receive your wire is closed).

Establish an Automatic Investment Plan
--------------------------------------
.. You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day (not the 29th, 30th or 31st) of the month the deduction is to be made.
.. The minimum initial investment is waived if you set up an Automatic Investment
  Plan when you open your account.
.. Minimum monthly purchase is $50 per Fund.
.. Send completed application, check authorization form and voided check (or voided deposit slip) to:
   Principal Investors Fund
   P. O. Box 10423
   Des Moines Iowa 50306-0423

REDEMPTION (SALE) OF FUND SHARES
After you place a sell order (any day the NYSE is open) in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC or redemption fee. There is no additional charge for a sale of shares however, you will be charged a $6 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day* after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). A sell order from one owner is binding on all joint owners.
  * a day when both the NYSE and the Federal Reserve are open for normal business.


Distributions from IRA, SEP, SIMPLE, and SAR-SEP accounts may be taken as:
.. lump sum of the entire interest in the account;
.. partial interest in the account; or
.. periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.
Tax penalties may apply to distributions before the participant reaches age
591/2.

Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.


Generally, sales proceeds checks are:
.. payable to all owners on the account (as shown in the account registration);
  and
.. mailed to address on the account (if not changed within last month) or previously authorized bank account.

For other payment arrangements, please call Principal Investors Fund. You should also call Principal Investors Fund for special instructions that may apply to sales from accounts:
.. when an owner has died;
.. for certain employee benefit plans; or .. owned by corporations, partnerships, agents or fiduciaries.

REDEMPTION FEE. The Fund will impose a redemption fee on redemptions of $30,000 or more if the shares were purchased within 30 days of the redemption. The fee is equal to 1.00% of the total redemption amount. The fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term money movement in and out of the Fund.


Sell shares by mail
-------------------
.. Send a letter or distribution form (call us for the form) which is signed by the owner/owners of the account to:
   Principal Investors Fund
   P. O. Box 10423
   Des Moines Iowa 50306-0423
.. Specify the Fund, the account number and the number of shares or the dollar amount to be sold.
.. A signature guarantee* will be required if the:
  . sell order is for more than $100,000;
  . account address has been changed within one month of the sell order; or . check is payable to a party other than the account shareholder(s) or
    Principal Life.
    * If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.


Sell shares in amounts of $100,000 or less by telephone*
--------------------------------------------------------
.. The address on the account must not have been changed within the last month and telephone privileges must apply to the account from which the shares are being sold.
.. If our phone lines are busy, you may need to send in a written sell order.
.. To sell shares the same day, the order must be received before the close of normal trading on the NYSE (generally 3:00 p.m. Central Time).
.. Telephone redemption privileges are NOT available for Principal Investors Fund
  403(b) plans, inherited IRAs and certain employee benefit plans.
.. If previously authorized, checks can be sent to a shareholder's U.S. bank account.
  * The Fund and the transfer agent reserve the right to refuse telephone orders to sell shares. The shareholder is liable for a loss resulting from a fraudulent telephone order that the Fund reasonably believes is genuine. The Fund will use reasonable procedures to assure instructions are genuine. If the procedures are not followed, the Fund may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, security phrase, etc.) and sending written confirmation to the address on the account.


Periodic withdrawal plans
-------------------------
You may set up a periodic withdrawal plan on a monthly, quarterly, semiannual or annual basis to:
.. sell enough shares to provide a fixed amount of money ($25 minimum amount); .. pay insurance or annuity premiums or deposits to Principal Life (call us for details); and
.. provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).

You can set up a periodic withdrawal plan by:
.. completing the applicable section of the application; or
.. sending us your written instructions; or
.. calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).

Your periodic withdrawal plan continues until:
.. you instruct us to stop; or
.. your Fund account balance is zero.

When you set up the withdrawal plan, you select which day you want the sale made (if none selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.


Sales may be subject to a CDSC. Up to 10% of the value of your Class J share account may be withdrawn annually free of a CDSC. If the withdrawal plan is set up when the account is opened, 10% of the value of additional purchases made within 60 days may also be withdrawn free of a CDSC. The amount of the 10% withdrawal privilege is reset as of the last business day of December of each year based on the account's value as of that day. The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.


Sales made under your periodic withdrawal plan will reduce and may eventually exhaust your account. The Fund does not normally accept purchase payments while a periodic withdrawal plan is in effect (unless the purchase represents a substantial addition to your account).


The Fund from which the periodic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.


EXCHANGE OF FUND SHARES
Your shares in the Fund may be exchanged without a sales charge for Class J shares of any other Principal Investors Fund.
.. The CDSC, if any, is not charged on exchanges. However, the purchase date of the exchanged shares is used to determine if the newly acquired shares are subject to the CDSC when they are sold.
.. An exchange fee is imposed on exchanges of $30,000 or more if the exchanged shares were purchased within 30 days of the date of the exchange.

You may exchange shares by:
.. calling us, if you have telephone privileges on the account.
.. sending a written request to:
   Principal Investors Fund
   P. O. Box 10423
   Des Moines, Iowa 50306-0423
.. completing an Exchange Authorization Form (call us to obtain the form). .. via the Internet at www.principal.com.

Automatic exchange election
---------------------------
This election authorizes an exchange from one Principal Investors Fund to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:
.. completing the Automatic Exchange Election section of the application;
.. calling us if telephone privileges apply to the account from which the exchange is to be made; or
.. sending us your written instructions.

Your automatic exchange continues until:
.. you instruct us to stop; or
.. your Fund account balance is zero.

You may specify the day of the exchange (if none selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

General
-------
.. An exchange by any joint owner is binding on all joint owners.
.. If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
.. All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.
.. You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
.. For an exchange to be effective the day we receive your instruction, we must receive the instruction before the close of normal trading on the NYSE (generally 3 p.m. Central Time).

When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:
.. accounts with identical ownership;
.. an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership;
.. a single owner to a UTMA account if the owner of the single owner account is also the custodian on the UTMA account; or .. a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).

The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.


Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Principal Investors Fund available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.


DIVIDENDS AND DISTRIBUTIONS


The Fund pays its net investment income on a monthly basis. Payments are made to shareholders of record on the business day prior to the payment date, the last business day of the month.


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.


Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

FUND ACCOUNT INFORMATION


To eliminate the need for safekeeping, the Fund will not issue certificates for shares. The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.


FREQUENT TRADING AND MARKET-TIMING (ABUSIVE TRADING PRACTICES)
The Fund is not designed for frequent trading or market timing activity and does not knowingly accommodate frequent purchases and redemptions of Fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase this Fund.

We consider frequent trading and market timing activities to be abusive trading practices because they:
.. Disrupt the management of the Fund by;
  . forcing the Fund to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Fund; and
  . causing unplanned portfolio turnover;
.. Hurt the portfolio performance of the Fund; and .. Increase expenses of the Fund due to;
  . increased broker-dealer commissions; and
  . increased recordkeeping and related costs.

Certain Funds may be at greater risk for abusive trading practices. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. If we not able to identify such abusive trading practices, the abuses described above will negatively impact the Fund.


We have adopted policies and procedures to help us identify and prevent abusive trading practices. In addition, the Fund monitors trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner.


If we, or the Fund, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:
.. Rejecting exchange instructions from shareholder or other person authorized by the shareholder to direct exchanges;
.. Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
.. Limiting the dollar amount of an exchange and/or the number of exchanges during a year;
.. Requiring a holding period of a minimum of 30 days before permitting exchanges among the Principal Investors Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/ redemption); and
.. Taking such other action as directed by the Fund.

The Fund has reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse exchange and return the account holdings to the positions held prior to the exchange. We will give you notice in writing in this instance.

STATEMENTS
The statements provide the number and value of shares owned, transactions during the quarter, dividends declared or paid and other information. This information may also be accessed by accessing www.principal.com.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

PROCEDURES FOR OPENING AN ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver's license or other identifying documents.

If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identify within 30 days of our receipt of your original purchase, the account(s) will be closed and redeemed in accordance with normal redemption procedures.


FINANCIAL STATEMENTS
Shareholders will receive annual financial statements for the Funds, audited by the Funds' independent registered public accounting firm, Ernst & Young LLP. Shareholders will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from audited financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR
ENDED
OCTOBER 31 (EXCEPT AS NOTED):

                                      2004      2003     2002     2001/(D)/
                                      ----      ----     ----     ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
ADVISORS PREFERRED SHARES
-------------------------
Net Asset Value, Beginning of
 Period..........................   $10.55    $10.54   $10.65    $10.04
Income from Investment
 Operations:
 Net Investment Income (Operating
  Loss) /(a)/....................     0.30      0.39     0.49      0.51
 Net Realized and Unrealized Gain
  (Loss) on Investments..........     0.18      0.02    (0.03)     0.61
                                      ----      ----    -----      ----
 Total From Investment Operations     0.48      0.41     0.46      1.12
Less Dividends and Distributions:
 Dividends from Net Investment
  Income.........................    (0.33)    (0.40)   (0.48)    (0.51)
 Distributions from Realized
  Gains..........................    (0.08)       --    (0.09)       --
 -----                               -----              -----
              Total Dividends and
                    Distributions    (0.41)    (0.40)   (0.57)    (0.51)
                                     -----     -----    -----     -----
Net Asset Value, End of Period...   $10.62    $10.55   $10.54    $10.65
                                    ======    ======   ======    ======
Total Return.....................     4.68%     3.97%    4.61%    10.99%/(e)/
Ratio/Supplemental Data:
 Net Assets, End of Period (in
  thousands).....................  $35,407      $818   $1,932    $2,662
 Ratio of Expenses to Average Net
  Assets.........................     1.01%     0.97%    0.97%     0.97%/(f)/
 Ratio of Net Investment Income
  to Average Net Assets..........     2.88%     3.73%    4.67%     5.33%/(f)/
 Portfolio Turnover Rate.........    152.5%     71.3%    60.8%     80.3%/(f)/







                                      2004      2003     2002     2001/(D)/
                                      ----      ----     ----     ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value, Beginning of
 Period..........................   $10.54    $10.54   $10.65    $10.04
Income from Investment
 Operations:
 Net Investment Income (Operating
  Loss) /(a)/....................     0.29      0.38     0.48      0.49
 Net Realized and Unrealized Gain
  (Loss) on Investments..........     0.18      0.01    (0.04)     0.61
                                      ----      ----    -----      ----
 Total From Investment Operations     0.47      0.39     0.44      1.10
Less Dividends and Distributions:
 Dividends from Net Investment
  Income.........................    (0.32)    (0.39)   (0.46)    (0.49)
 Distributions from Realized
  Gains..........................    (0.08)       --    (0.09)       --
 -----                               -----              -----
              Total Dividends and
                    Distributions    (0.40)    (0.39)   (0.55)    (0.49)
                                     -----     -----    -----     -----
Net Asset Value, End of Period...   $10.61    $10.54   $10.54    $10.65
                                    ======    ======   ======    ======
Total Return.....................     4.50%     3.69%    4.43%    10.84%/(e)/
Ratio/Supplemental Data:
 Net Assets, End of Period (in
  thousands).....................   $1,921      $802   $1,668    $2,881
 Ratio of Expenses to Average Net
  Assets.........................     1.19%     1.15%    1.15%     1.15%/(f)/
 Ratio of Net Investment Income
  to Average Net Assets..........     2.78%     3.55%    4.51%     5.15%/(f)/
 Portfolio Turnover Rate.........    152.5%     71.3%    60.8%     80.3%/(f)/

                                      2004      2003     2002     2001/(G)/
                                      ----      ----     ----     ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
CLASS J SHARES
--------------
Net Asset Value, Beginning of
 Period..........................   $10.59    $10.58   $10.69    $10.33
Income from Investment
 Operations:
 Net Investment Income (Operating
  Loss) /(a)/....................     0.28      0.35     0.43      0.33
 Net Realized and Unrealized Gain
  (Loss) on Investments..........     0.18      0.02    (0.01)     0.37
                                      ----      ----    -----      ----
 Total From Investment Operations     0.46      0.37     0.42      0.70
Less Dividends and Distributions:
 Dividends from Net Investment
  Income.........................    (0.29)    (0.36)   (0.44)    (0.34)
 Distributions from Realized
  Gains..........................    (0.08)       --    (0.09)       --
 -----                               -----              -----
              Total Dividends and
                    Distributions    (0.37)    (0.36)   (0.53)    (0.34)
                                     -----     -----    -----     -----
Net Asset Value, End of Period...   $10.68    $10.59   $10.58    $10.69
                                    ======    ======   ======    ======
Total Return /(b)/ ..............     4.42%     3.55%    4.20%     6.67%/(e)/
Ratio/Supplemental Data:
 Net Assets, End of Period (in
  thousands).....................  $21,841   $17,476   $9,630    $1,334
 Ratio of Expenses to Average Net
  Assets.........................     1.30%     1.39%    1.35%     1.33%/(f)/
 Ratio of Gross Expenses to
  Average Net Assets /(c)/ ......     1.30%     1.50%      --        --
 Ratio of Net Investment Income
  to Average Net Assets..........     2.69%     3.31%    4.18%     4.85%/(f)/
 Portfolio Turnover Rate.........    152.5%     71.3%    60.8%     80.3%/(f)/


                                      2004      2003     2002     2001/(G)/
                                      ----      ----     ----     ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value, Beginning of
 Period..........................   $10.64    $10.62   $10.69    $10.33
Income from Investment
 Operations:
 Net Investment Income (Operating
  Loss) /(a)/....................     0.38      0.46     0.54      0.41
 Net Realized and Unrealized Gain
  (Loss) on Investments..........     0.16      0.02     0.02      0.35
                                      ----      ----     ----      ----
 Total From Investment Operations     0.54      0.48     0.56      0.76
Less Dividends and Distributions:
 Dividends from Net Investment
  Income.........................    (0.39)    (0.46)   (0.54)    (0.40)
 Distributions from Realized
  Gains..........................    (0.08)       --    (0.09)       --
 -----                               -----              -----
              Total Dividends and
                    Distributions    (0.47)    (0.46)   (0.63)    (0.40)
                                     -----     -----    -----     -----
Net Asset Value, End of Period...   $10.71    $10.64   $10.62    $10.69
                                    ======    ======   ======    ======
Total Return.....................     5.23%     4.62%    5.56%     7.33%/(e)/
Ratio/Supplemental Data:
 Net Assets, End of Period (in
  thousands).....................      $10       $10      $10       $10
 Ratio of Expenses to Average Net
  Assets.........................     0.43%     0.40%    0.40%     0.40%/(f)/
 Ratio of Net Investment Income
  to Average Net Assets..........     3.56%     4.32%    5.22%     5.84%/(f)/
 Portfolio Turnover Rate.........    152.5%     71.3%    60.8%     80.3%/(f)/

                                      2004      2003     2002     2001/(D)/
                                      ----      ----     ----     ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
PREFERRED SHARES
----------------
Net Asset Value, Beginning of
 Period..........................   $10.57    $10.56   $10.67    $10.04
Income from Investment
 Operations:
 Net Investment Income (Operating
  Loss) /(a)/....................     0.34      0.43     0.51      0.50
 Net Realized and Unrealized Gain
  (Loss) on Investments..........     0.18      0.02    (0.02)     0.66
                                      ----      ----    -----      ----
 Total From Investment Operations     0.52      0.45     0.49      1.16
Less Dividends and Distributions:
 Dividends from Net Investment
  Income.........................    (0.37)    (0.44)   (0.51)    (0.53)
 Distributions from Realized
  Gains..........................    (0.08)       --    (0.09)       --
 -----                               -----              -----
              Total Dividends and
                    Distributions    (0.45)    (0.44)   (0.60)    (0.53)
                                     -----     -----    -----     -----
Net Asset Value, End of Period...   $10.64    $10.57   $10.56    $10.67
                                    ======    ======   ======    ======
Total Return.....................     4.99%     4.28%    4.93%    11.45%/(e)/
Ratio/Supplemental Data:
 Net Assets, End of Period (in
  thousands).....................  $11,918    $6,339   $6,195    $2,667
 Ratio of Expenses to Average Net
  Assets.........................     0.70%     0.66%    0.66%     0.66%/(f)/
 Ratio of Net Investment Income
  to Average Net Assets..........     3.27%     4.05%    4.90%     5.65%/(f)/
 Portfolio Turnover Rate.........    152.5%     71.3%    60.8%     80.3%/(f)/











                                      2004      2003     2002     2001/(D)/
                                      ----      ----     ----     ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
SELECT SHARES
-------------
Net Asset Value, Beginning of
 Period..........................   $10.55    $10.54   $10.65    $10.04
Income from Investment
 Operations:
 Net Investment Income (Operating
  Loss) /(a)/....................     0.33      0.41     0.52      0.52
 Net Realized and Unrealized Gain
  (Loss) on Investments..........     0.17      0.02    (0.04)     0.61
                                      ----      ----    -----      ----
 Total From Investment Operations     0.50      0.43     0.48      1.13
Less Dividends and Distributions:
 Dividends from Net Investment
  Income.........................    (0.35)    (0.42)   (0.50)    (0.52)
 Distributions from Realized
  Gains..........................    (0.08)       --    (0.09)       --
 -----                               -----              -----
              Total Dividends and
                    Distributions    (0.43)    (0.42)   (0.59)    (0.52)
                                     -----     -----    -----     -----
Net Asset Value, End of Period...   $10.62    $10.55   $10.54    $10.65
                                    ======    ======   ======    ======
Total Return.....................     4.88%     4.17%    4.81%    11.15%/(e)/
Ratio/Supplemental Data:
 Net Assets, End of Period (in
  thousands).....................      $12       $11   $1,483    $2,662
 Ratio of Expenses to Average Net
  Assets.........................     0.81%     0.78%    0.77%     0.78%/(f)/
 Ratio of Net Investment Income
  to Average Net Assets..........     3.18%     3.92%    4.89%     5.52%/(f)/
 Portfolio Turnover Rate.........    152.5%     71.3%    60.8%     80.3%/(f)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and decreased on March 1, 2004.
/(d) /Period from December 6, 2000, date shares first offered, through October
 31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.03 per share from November 30, 2000 through December 5, 2000.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Period from March 1, 2001, date shares first offered, through October 31,
 2001. Class J and Institutional shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.02 per share from February 27, 2001 through February 28, 2001.


                                       30


 ADDITIONAL INFORMATION

Additional information about the Fund (including the Fund's policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated March 1, 2005 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information, annual and semiannual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. To request other information about the Fund and to make shareholder inquiries, telephone 1-800-234-4123.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. government does not insure or guarantee an investment in the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

               Principal Investors Fund, Inc. SEC File 811-07572